UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

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AINOS, INC.
(Exact name of registrant as specified in its charter)

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Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive,Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant's principal executive offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AIMD	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	AIMDW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.  Entry Into a Material Definitive Agreement.

On August 17, 2023, Ainos, Inc., a Texas corporation (the “Company”), executed a Promissory Note Extension Agreement (the “KY Agreement”) to extend the maturity date of that certain Non-Convertible Promissory Note in favor of Ainos, Inc., a Cayman Islands company, dated March 17, 2022 in the Principal Amount of $800,000 and 1.85% per annum interest on unpaid principal and accrued interest (the “KY Note”).  Pursuant to the KY Agreement, the unpaid amounts due under the Note are $300,000 in principal along with accrued interest and the maturity date is extended to March 31, 2025.  The Company reserves its right to prepay all or part of the principal and/or interest pursuant to the Note, and accrued interest shall be equitably adjusted on the outstanding principal of any such payment.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The matters disclosed relating to the KY and i2China Extension Agreements under Item 1.01 and Item 8.01, respectively, of this Form 8-K is incorporated herein by this reference.

Item 8.01 Other Events.

On August 17, 2023, the Company executed a Promissory Note Agreement (the “i2China Agreement”) to extend the maturity date of that certain Non-Convertible Promissory Note in favor of i2China Management Group, LLC, a Delaware limited liability company, dated January 1, 2020 in the Principal Amount of $84,000 and 1.85% per annum interest on unpaid principal and accrued interest (the “i2China Note”).  Pursuant to the i2China Agreement, the unpaid amounts due under the Note are $42,000 in principal along with accrued interest and the Note maturity date is extended to September 1, 2024.  The Company reserves its right to prepay all or part of the principal and/or interest pursuant to the Note, and accrued interest shall be equitably adjusted on the outstanding principal of any such payment.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.1	Ainos KY Promissory Note Extension Agreement, dated August 17, 2023
99.1	i2China Promissory Note Extension Agreement, dated August 17, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: August 22, 2023	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer

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